Exhibit 10(k)

Form G.2130-S
DOCPRINT: PORT MET
a:I651p.doc!090002  document format!080022  tab setting!090004  fixed

  1











!090005  fixed
Employer:          Northrop Corporation

090008Group Policy No.:  91360-G

090010Date of Issue:               July 1, 1995

&090018  Type of Coverage:         Long Term Disability

090012
In return for the payment of the premiums when they fall due

090014 fixed

              Metropolitan Life Insurance Company
                  (Herein Called Metropolitan)

090016 fixed
will pay the insurance and other benefits which are described in the Exhibits, subject to the terms and provisions of this Policy. The Schedule of Exhibits sets forth each Exhibit which is to be attached to and made a part of this Policy and to whom each such Exhibit applies.
!090020  fixed


                                          3



Christine N. Markussen                           T. Athanassiades
Vice-President and Secretary    President and Chief Operating Officer


090021     Premiums Are To Be Paid On A Monthly Basis

090024 fixed

      The Dividend, If Any, Is To Be Determined Each Year.
!090050   Leading  Adjustment, Page Numbering "i",  Margins,  Tab
Setting
                       TABLE OF CONTENTS

                                                             Page

Section 1.                                            DEFINITIONS     1

Section 2.           ELIGIBILITY AND EFFECTIVE DATES OF INSURANCE     1

Section 3.                                          CONTRIBUTIONS     1

Section 4.                                 CESSATION OF INSURANCE     1

Section 5.                                  SCHEDULE OF INSURANCE     1

Section 6.                                          PREMIUM RATES     2
                                                   INITIAL RATES  2
                                          COMPUTATION OF PREMIUM  2
                                             PREMIUM ADJUSTMENTS  2
                                                CHANGES IN RATES  2

Section 7.                                      PREMIUM DUE DATES     2

Section 8.                                    PAYMENT OF PREMIUMS     2

Section 9.                                           GRACE PERIOD     3

Section 10.                                          CERTIFICATES     3

Section 11.                                            ASSIGNMENT     3

Section 12.                              RECORDS TO BE MAINTAINED     3

Section 13.                           INFORMATION TO BE FURNISHED     4

Section 14.                                       ENTIRE CONTRACT     4

Section 15.                          INCONTESTABILITY; STATEMENTS     4

Section 16.                                   MISSTATEMENT OF AGE     4

Section 17.                                 CHANGES IN THE POLICY     5

Section 18.                                         PARTICIPATION     5

Section 19.                                             DIVIDENDS     5

Section 20.                          DISCONTINUANCE OF THE POLICY     5

Section 21.                                 ADDITIONAL PROVISIONS     6

SCHEDULE OF PREMIUMS                                            7

SCHEDULE OF EXHIBITS                                            8

2.   DEFINITIONS

090118The term "Employee" means any person defined as such in an Exhibit listed in the Schedule of Exhibits.

090122The term "Personal Insurance" means insurance on account of an Employee.

090126The term "Personal Insurance Eligibility Date" means the date an Employee is eligible for Personal Insurance.

090130The term "Premium Due Date" means the first day of each month after the Date of Issue.

090132The term "Policy Period" means a period beginning with any July 1st and ending with the next June 30th.

090136 The term "Non-Contributory Insurance" means insurance for which the Employee does not have to pay the cost.
!090139


3.   ELIGIBILITY AND EFFECTIVE DATES OF INSURANCE

090140The provisions regarding eligibility and effective dates of insurance with respect to any Employee are set forth in the Exhibit which applies to such Employee.
!090143  fixed


Section 3. CONTRIBUTIONS



090148The  Employer does not require Employees to  contribute  to the cost of the Non-Contributory insurance.


!090160  fixed


Section 3. CESSATION OF INSURANCE

An Employee's insurance will cease as set forth in the Exhibit which applies to the Employee. The insurance on all Employees will cease on the date this Policy is discontinued.
!090164


4.   SCHEDULE OF INSURANCE

090166The amounts of insurance which are in force on account of an Employee will be as set forth in the Exhibit which applies to such Employee.
!090182  fixed



Section 4. PREMIUM RATES

INITIAL RATES

The initial premium rates are set forth in the Schedule of Premiums.

COMPUTATION OF PREMIUM

The premium is the sum of the premiums for the total amounts of all of the types of insurance then in force, subject to premium adjustments, if any. Such premium is determined on the basis of the premium rates which are then in effect.

In the computation of the premium which is due on any Premium Due
Date,  Metropolitan  may  use  any  equitable  method  which   is
agreeable to both the Employer and Metropolitan.

PREMIUM ADJUSTMENTS

A premium adjustment which involves a credit to the Employer will be limited to the period of twelve months before the date of the receipt by Metropolitan of evidence that such an adjustment should be made.

CHANGES IN RATES

090200Metropolitan may change any or all of the premium rates if there is a change in the terms of this Policy. Metropolitan may also change any or all of the premium rates on any Premium Due Date, provided Metropolitan has given the Employer written notice of such change thirty-one days prior to the date such change is to become effective.
!090244  fixed


Section 4. PREMIUM DUE DATES

The initial premium is due on the Date of Issue. All other premiums will be due on each Premium Due Date.



090248The premium payment must be paid on a monthly basis  unless the  Employer requests in writing a change in the mode of premium payments to an annual, semi-annual or quarterly basis.





Any  change  in the mode of premium payments must be approved  by


Metropolitan.


!090250  fixed


Section 4. PAYMENT OF PREMIUMS

All premiums which fall due, with the adjustments, if any, will be payable by the Employer on or before their respective due dates. All such premiums are to be paid at the Home Office of Metropolitan (or at such office as Metropolitan may designate for that purpose) or to an authorized representative of Metropolitan. The payment of a premium will not maintain the insurance in force beyond the day before the date the next premium is due, except as set forth in Section 9.
!090254


5.   GRACE PERIOD

090256A grace period of thirty-one days will be granted by Metropolitan for the payment of any premium which falls due after the Date of Issue.

During the grace period this Policy will continue to be in force.

090264If the Employer fails to pay the premium within the grace period, Metropolitan will discontinue this Policy on the last day of the grace period.

However, if notice in writing is given by the Employer to Metropolitan prior to the end of the grace period that this Policy is to be discontinued before the end of the grace period, this Policy shall be discontinued on the later of (a) the date of receipt of such notice by Metropolitan or (b) the date specified in the notice for such discontinuance.

In any case, the Employer will be liable to Metropolitan for the payment of the pro-rata premium which accrues for the period the Policy is in force.
!090270  fixed


Section 5. CERTIFICATES

Metropolitan will furnish certificates to the Employer for delivery to each Employee who is insured. The certificate will state the insurance protection to which the Employee is entitled and to whom the benefits will be paid. The certificate will set forth the provisions of this Policy which mainly affect the Employee. The word "certificate" includes riders and supplements to the certificate, if any.
!090274  conditional end of page


6.   ASSIGNMENT

090278An   Employee's  certificate  may  not  be  assigned.   The
Employee's insurance and benefits may not be assigned prior to a loss.
!090292  fixed


Section 6. RECORDS TO BE MAINTAINED

Records which relate to the insurance under this Policy will be maintained. Such records will include the following:

     a. The names and ages of all Employees who are insured.
     b. The amounts of insurance in force on each Employee.
     c. The effective date of each Employee's insurance.
     d. The effective date of any change in an amount of an Employee's insurance.

Such records will be maintained by Metropolitan; the records may, with the consent of Metropolitan, be maintained by the Employer.
!090300  fixed



Section 6. INFORMATION TO BE FURNISHED

The Employer and the Employees will furnish to Metropolitan all of the information which Metropolitan may reasonably require with regard to the matters which relate to the insurance. The Employer will allow Metropolitan to inspect all documents, books and records of the Employer which relate to the insurance or to the premiums.
!090310  fixed


Section 6. ENTIRE CONTRACT

This Policy and the application of the Employer constitute the entire contract between the parties. A copy of the application is attached to this Policy.

Section 7. INCONTESTABILITY; STATEMENTS



090316Any  statement made by the Employer or by an Employee  will be  deemed a representation and not a warranty. No such statement will avoid the insurance or reduce the benefits under this Policy or  be used in defense to a claim under this Policy unless it  is contained  in  a  written application. No such statement  of  the


Employer  will be used at all after the Policy has been in  force for two years from its Date of Issue.





No   such  statement  made  by  an  Employee  which  relates   to


insurability  will  be used in contesting  the  validity  of  the insurance  with respect to which such statement was  made  or  to reduce the benefits unless the conditions listed in items (a) and


(b) below have been met.





  a    .   The statement must be contained in a written application


     which has been signed by the Employee.





  b     .    A copy of the application has been furnished to  the


     Employee or to the Employee's beneficiary.





No  such statement of the Employee will be used at all after such insurance has been in force prior to the contest for a period  of two years during the lifetime of the person to whom the statement applies.


!090326  fixed


Section 6. MISSTATEMENT OF AGE

In the case of the misstatement of the age of an Employee, an adjustment of the premium will be made, if appropriate.



090330If  an  amount of insurance is based  on  the  age  of  the


Employee,  such  amount will be adjusted to the amount  to  which such  Employee would have been entitled at the Employee's correct age.  The adjustment of the premium will be based on the adjusted amount of the Employee's insurance.


!090332  fixed



Section 6. CHANGES IN THE POLICY

No change in this Policy will be valid unless it is approved by an authorized officer of Metropolitan. Each such change must be evidenced by an amendment signed by both the Employer and by Metropolitan or by an endorsement signed by Metropolitan.

No agent may make a change in this Policy or waive any of its provisions.
!090338  fixed


Section 6. PARTICIPATION

This Policy is a participating contract.



Section 7. DIVIDENDS

Each year Metropolitan will determine the dividend, if any, to which this Policy may be entitled. Such determination will be within the sole discretion of Metropolitan's Board of Directors.



090345However,  in view of the manner in which  Metropolitan  has determined  premium rates, Metropolitan does not anticipate  that this Policy will be entitled to any dividend.





090348All  such  dividends may be paid in cash to  the  Employer.


Upon the request of the Employer, in writing, a dividend will  be applied to the payment of the premiums. The Employer may apply  a dividend to reduce the Employer's cost of this Policy.





090354In any case, if the Employees' total contributions  to  the cost  of  the  insurance are in excess of the  net  cost  of  the insurance,  the Employer must distribute or apply the  amount  of such excess for the sole benefit of the Employees.


!090356


7.   DISCONTINUANCE OF THE POLICY

090364Metropolitan will have the right to discontinue this Policy if less than 100% of the eligible Employees are insured for Non-Contributory Insurance.

090370E Metropolitan will also have such right if less than 10 Employees are insured. Such right may be exercised by Metropolitan only on the last day of the first Policy Period or on the day before any Premium Due Date which occurs after the last day of the first Policy Period. Notice, in writing, that this Policy is to be discontinued must be given to the Employer by Metropolitan. The notice must be given at least thirty-one days prior to the date this Policy is to be discontinued.
!090382


8.   ADDITIONAL PROVISIONS

090384This Policy is not in lieu of and does not affect any requirement for coverage by workers' compensation insurance.

090404E MISSTATEMENT OR CLERICAL ERROR

If relevant facts about an Employee were not accurate:

  a    .   a fair adjustment of premium will be made; and
  b     .   the true facts will decide whether and in what amount
     insurance is valid under this Policy.

A clerical error will not void insurance which should be in force. Nor will it continue insurance which should have ended.
When an error is found, Metropolitan will make a fair adjustment in the premium.

APPLICABLE  TO  EMPLOYEES COVERED UNDER A PRIOR PLAN  WHICH  THIS
PLAN REPLACES

It is agreed that as to an Employee insured on the day prior to the Date of Issue of this Policy under the Employer's prior Group Insurance Plan for any insurance coverage that for the purpose of determining effective dates of such insurance under this Policy the Employee will be deemed to be actively at work on the Date of Issue of this Policy.

!090415
                      SCHEDULE OF PREMIUMS


The initial monthly premium rates for the insurance specified below are as follows:

090437E Long Term Disability Benefits: - Total Insured Payroll.

  Plan IIA - $124.13 per Employee per month

  Plan IIB - $99.30 per Employee per month

  Plan IIC - $45.66 per Employee per month

090440E  Total  Insured Payroll means the sum of each  Employee's
Basic Monthly Earnings up to a maximum of:

           Plan IIA               $16,667 per Employee

           Plan IIB               $13,333 per Employee

           Plan IIC               $10,000 per Employee

!090455
                      SCHEDULE OF EXHIBITS


090459E Exhibit No.     Form                        Applicable To

      1                 G.23000 Series with any     All
                        numerical and alphabetical  Presidents,
                        suffix as shown in the      Group      Vice
                        Exhibit                     President,
                                                    Senior Chief  &
                                                    Chairman     of
                                                    the  Board (Key
      2                 G.23000 Series with any     Officers/Execu
                        numerical and alphabetical  tive Class I)
                        suffix as shown in the
                        Exhibit                     All   Corporate
                                                    Officers
                                                    (Executive
      3                 G.23000 Series with any     Classes 2 & 3)
                       numerical and alphabetical
                       suffix as shown in the
                       Exhibit
                                                  All  Executives
                                                  earning    more
                                                  than    $96,000
                                                  annually
!090462
              NOTICES TO THE HOLDER OF THIS POLICY


VOTING PRIVILEGE. An election of Directors is held in New York, New York, on the second Tuesday of April in each year. If this Policy has been in force for at least one year and while it remains in force, the holder of this Policy will have a right to vote. For the details as to how to vote, apply to the Secretary at the Home Office.

NOMINATIONS. The New York Insurance Law requires the Board of Directors to nominate candidates described as the "Administration Ticket". Other nominations may be made by groups of policyholders. All such nominations must be made not less than five months prior to the election.


              METROPOLITAN LIFE INSURANCE COMPANY


                          HOME OFFICE
                       One Madison Avenue
                       New York, New York
                             10010

090476E Countersigned _______________________________________
                              Date


      By _________________________________________________
                         Licensed Agent


                Employer:    Northrop Corporation

                      Long Term Disability

                             91360-G

                    !000001  end of document

                       DOCPRINT: LAND MET
QMS 1725 Print System!080008  a1pb format!080018  tab
            setting!080010E  E





               YOUR EMPLOYEE
               BENEFIT PLAN




           NORTHROP CORPORATION










                 Plan IIA



!080005                           hardpage
!000002




           Northrop Corporation
          1800 Century Park East
       Los Angeles, California 90067





TO OUR EMPLOYEES:

All of us appreciate the protection and security insurance provides.

This certificate describes the benefits that are available to you. We urge you to read it carefully.

Benefits are provided through a group policy issued to Northrop Corporation by Metropolitan Life Insurance Company.









           Northrop Corporation

!003326                              fixed










!002150  fixed
Certifies that, under and subject  to  the
terms  and conditions of the Group  Policy
issued   to  the  Employer,  coverage   is
provided for each Employee as defined herein.

The date when an Employee is eligible for coverage is set forth in the form with the title Eligibility for Benefits.

The   date  when  an  Employee's  Personal
Benefits become effective is set forth  in
the form with the title Effective Dates of
Personal Benefits.
!012096  fixed
The amounts of coverage are determined  by
the  form  with  the  title  Schedule   of
Benefits.
!000102
   METROPOLITAN LIFE INSURANCE COMPANY,
!003328   conditional end of page, advance
up





             T. Athanassiades
  President and Chief Operating Officer

002180

Employer:  Northrop Corporation

Group Policy No.:     91360-G
!002190  fixed

Form G.23000-Cert.-1

!080016
            TABLE OF CONTENTS

Section                               Page


SCHEDULE OF BENEFITS
(Also see SCHEDULE SUPPLEMENT)           1

SCHEDULE SUPPLEMENT                      3

DEFINITIONS OF CERTAIN TERMS USED
  HEREIN                                4

ELIGIBILITY FOR BENEFITS                 5

EFFECTIVE DATES OF PERSONAL BENEFITS     6

LONG TERM DISABILITY BENEFITS            6

CLAIM PROCEDURE FOR
LONG TERM DISABILITY BENEFITS           15

WHEN BENEFITS END                       16

CONDITIONS UNDER WHICH YOUR ACTIVE
WORK IS DEEMED TO CONTINUE              17

NOTICES                                 18

EARLY INTERVENTION PROGRAM FOR
LONG TERM DISABILITY BENEFITS           19

ERISA INFORMATION                       22


!080005                           hardpage
!002254  page numbering 1!002255

           SCHEDULE OF BENEFITS
      (Also see SCHEDULE SUPPLEMENT)



!080020  tab setting
002262  BENEFITS (EMPLOYEE ONLY)

060000E LONG TERM DISABILITY

Elimination                         Period
6 months
!060004
Monthly Benefit:

060008The Monthly Benefit is the least of:

1     .The  Maximum Monthly Benefit  shown
  below minus Other Income Benefits; or

2     .60% of Basic Monthly Earnings minus
  Other Income Benefits.

Maximum Monthly Benefit            $10,000

3     .60% of Basic Monthly Earnings minus
  Other Income Benefits.



060018Other Income Benefits are described in Section C of LONG TERM DISABILITY
BENEFITS.

060019 When you work while Disabled, you will receive the sum of the following amounts:

9.   Your Monthly Benefit;

10.   The  amount  of  your  earnings  for
  working while Disabled;

11.   The  amount  of Child  Care  Expense
  Benefit for which you are eligible.

060023  However, after the first 24 months
of  Monthly  Benefit payments if  you  are
performing  any  gainful work  or  service
while  Disabled, the Monthly Benefit  will
be  reduced  by  50% of  any  compensation
earned. Any evidence needed to verify your
earnings   must  be  given  to   us   when
requested.

060025E During any period of Disability, the total of Monthly Benefit plus income earned while Disabled plus Child Care
Expense Benefit cannot exceed 100% of your Indexed Basic Monthly Earnings.

060027E REHABILITATION INCENTIVE

While Disabled, when you participate in  a
rehabilitation  program  approved  by  us,
your   Monthly   Benefit   percentage   is
increased by 5%.

060029E CHILD CARE EXPENSE BENEFIT

Up to $250.00 incurred per month for each eligible child during the first 24 months of Monthly Benefit payments.
!060026
Maximum Benefit Duration:
!060028E  E
The  Maximum Benefit Duration shall be the
Benefit Duration limit as shown in the table below.

                       Age     on     Date
                       Maximum Benefit
                       Disability   Starts
                       Duration

                       Under    age     60
                       Until  the  1st  of
                       the   month   after
                       your 65th birthday

                       Age  60  but  under
                       age  65          54
                       months

                       Age  65  but  under
                       age  70          30
                       months

                       Age  70  but  under
                       age  75          18
                       months

                       Age   75  or  older
                       12 months


060038Increases and Decreases in Amount of
              Monthly Benefit

The amount of your Monthly Benefit may change as a result of a change in your earnings or class. The new Monthly Benefit amount:

1     .will take effect on the date of the
  change; and

2     .will  apply  only  to  Disabilities
  commencing thereafter.

060046There is an exception if you are not Actively at Work on the above date. In this case, the new Monthly Benefit amount will take effect on the date of return to Active Work.
!080018  tab setting!021185  fixed

Form G.23000-B


!019930

           SCHEDULE SUPPLEMENT




B.    Statements Made by You Which  Relate
  to Insurability

  Any  statement  made  by  you  will   be
  deemed  a  representation  and   not   a
  warranty.

  No such statement made by you which relates to insurability will be used:

  1.    in  contesting the validity of the
     benefits  with respect to which  such
     statement was made; or

  2.   to reduce the benefits;

  unless  the conditions listed  in  items
  (a) and (b) below have been met.

     a    .  The statement must be contained
        in a written application which has been
        signed by you.

     b    .  A copy of the application has
        been furnished to you.

  No  such  statement made by you will  be
  used  at  all  after such benefits  have
  been  in force prior to the contest  for
  a   period  of  two  years  during   the
  lifetime of the person to whom the statement applies.

C.   Time Limit on Certain Defenses

  After  This  Plan has been  in  force  2
  years from the date of its issue, no statement of this Employer shall be used to void This Plan.

D.   Assignment

  This certificate may not be assigned  by
  you.   Your benefits may not be assigned
  prior to a loss.
!020115
E.    Refund  to  Us  for  Overpayment  of
  Benefits

900410   If at any time we determine  that
  the  total  amount paid on  a  claim  is
  more   than   the  total   amount   due,
  including   any  overpayment   resulting
  from  retroactive awards  received  from
  sources    listed   in   Other    Income
  Benefits, we have the right to recover the excess amount from the person to whom such payment was made. However, we, at our option, may recover the excess amount by reducing or offsetting against any future benefits payable to such person.
!020745
F.   Additional Provisions

001430  3. The benefits under This Plan do
     not   at  any  time  provide  paid-up
     insurance, or loan or cash values.

  2.   No agent has the authority:

     a     .   to  accept or to waive  the
        required notice or proof of a claim; nor

     b    .  to extend the time within which a
        notice or a proof must be given.
!021190  fixed

Form G.23000-B1


!000111

 DEFINITIONS OF CERTAIN TERMS USED HEREIN




001400   "Doctor" means a  person  who  is
legally licensed to practice medicine. A licensed practitioner will be considered a Doctor if:

3.    There is a law which applies to This
  Plan  and  that  law requires  that  any
  service performed by such a practitioner
  must  be considered for benefits on  the
  same   basis  as  if  the  service  were
  performed by a Doctor; and

4.     The   service  performed   by   the
  practitioner is within the scope of his or her license.

019675E   "Employee"   means   a    person
classified  as  a  President,  Group  Vice
President, Senior Chief & Chairman of  the
Board (Key Officers/Executive Class I) who is employed and paid for services by the Employer on a Full-time basis. "Full-time" means an Employee is regularly scheduled to work at least 20 hours per week for the Employer.

900396"Employer"  means  the   individual,
firm, or other organization in whose name the Group Policy is issued. Subsidiaries and/or affiliates of the Employer are not covered under This Plan unless they are specified or approved in writing by us.

019845"Personal   Benefits"    mean    the
benefits which are provided on account of an Employee under This Plan.

019000"This Plan" means the Group Policy which is issued by us to provide Personal
Benefits.
!000113
"We", "us" and "our" mean Metropolitan.
!019002
"You" and "your" mean the Employee who is covered for Personal Benefits.
!019740  fixed

Form G.23000-A


!002510

         ELIGIBILITY FOR BENEFITS



!003044
Personal Benefits Eligibility Date
!003607E  E
Your Personal Benefits Eligibility Date is
July  1,  1995, or the first  day  of  the
calendar month after the date you complete
30   days  of  continuous  service  as  an
Employee of the Employer, whichever is later.
!002945  fixed

Form G.23000-C


!002950

   EFFECTIVE DATES OF PERSONAL BENEFITS




003043Your  Personal Benefits will  become
effective   on   your  Personal   Benefits
Eligibility  Date provided  you  are  then
actively  at work as an Employee.  If  you
are  not  then  actively  at  work  as  an
Employee,  your  Personal  Benefits   will
become effective on the date of your return to active work as an Employee.
!009350  fixed

Form G.23000-D1


!060048


       LONG TERM DISABILITY BENEFITS




G.   Definitions

  "Actively  at  Work"  or  "Active  Work"
  means  that  you are performing  all  of
  the  material  duties of your  job  with
  the  Employer  where  these  duties  are
  normally   carried  out.  If  you   were
  Actively  at Work on your last scheduled
  working   day,   you  will   be   deemed
  Actively at Work:

  1.   on a scheduled non-working day;

  2.   provided you are not disabled.

060052E     "Basic Monthly Earnings" means
  your  monthly  rate  of  pay  from   the
  Employer,    including    lead    person
  differentials,    shift   differentials,
  cost  of  living  adjustments  and   for
  cafeteria  covered employees  the  value
  of  meals  provided by the participating
  company.  Basic Monthly Earnings do  not
  include        bonuses,        incentive
  compensation,    overtime,    relocation
  allowances, payment for extra  hazardous
  work,  per  diems,  extended  work  week
  allowances,  cost  of living  allowances
  for  service  abroad, or other  bonuses,
  premiums,  differentials  or  adjustment
  not   specifically   included   in   the
  definition of Basic Monthly Earnings.

060058   "Disability" or "Disabled"  means
  that, due to an Injury or Sickness, you require the regular care and attendance of a Doctor and:

  3.   you are unable to perform each of the
     material duties of your regular job; and

060057E    2. after the first 18 months of
     benefit  payments, you must  also  be
     unable   to  perform  each   of   the
     material  duties of any gainful  work
     or   service   for  which   you   are
     reasonably   qualified  taking   into
     consideration     your      training,
     education,   experience   and    past
     earnings; or

060059E    3. you, while unable to perform
     all  of  the material duties of  your
     regular  job  on  a full-time  basis,
     are:

     a    .  performing at least one of the
        material duties of your regular job or any other gainful work or service on a part-time or full-time basis; and

     b    .  earning currently at least 20%
        less per month than your Indexed Basic
        Monthly Earnings due to that same Injury or Sickness.

  NOTE:   Flight  personnel  cannot  prove
  Total Disability solely on the basis of failure to pass the periodic physical examinations required by the Federal
  Aviation Administration (FAA).

060072E    "Elimination Period" means  the
  number    of   consecutive    days    of
  Disability  before Long Term  Disability
  Benefits   become  payable  under   This
  Plan. Your Elimination Period:

  6.    is  set  forth in the SCHEDULE  OF
     BENEFITS; and

  7.     begins  on  the  first   day   of
     Disability.

  Limited  interruption of the Elimination
  Period  is  allowed for up  to  14  days
  provided you have been disabled  for  at
  least  one month. However, any  days  of
  Active  Work during this time  will  not
  count  toward satisfying the Elimination
  Period.     Further,    this     limited
  interruption  of the Elimination  Period
  will   not  apply  if,  while  you   are
  Actively  at  Work, you become  eligible
  for    any   other   group   long   term
  disability insurance.


!060078       "Indexed    Basic    Monthly
  Earnings" means Basic Monthly Earnings in effect on the date Disability began, increased by 7%.

060079  The first increase will take place
  on  the  first of the month  immediately
  following   12   months  of   continuous
  Disability.  Subsequent  increases  will
  be  compounded each year and take  place
  on   the   anniversary  of   the   first
  increase,   provided   you   have   been
  continuously    receiving     Disability
  Benefits under This Plan.

060080   "Injury" means accidental  bodily
  injury resulting independently of all other causes. The Injury must occur and Disability must begin while you are covered under This Plan.

060084   "Mental Illness" means a  mental,
  emotional or nervous condition of any kind.

060092   "Recurrent  Disability"  means  a
  Disability which is related or due to the same cause or causes as a prior
  Disability for which a Monthly Benefit was paid under This Plan.

060096   "Retirement Plan"  means  a  plan
  which  provides retirement  benefits  to
  employees   and  which  is  not   funded
  wholly  by  employee contributions.  The
  term  shall not include a profit sharing
  plan,   a  thrift  plan,  an  individual
  retirement     account     (IRA),      a
  tax-sheltered  annuity  (TSA),  a  stock
  ownership plan, a non-qualified plan  of
  deferred   compensation,  or  a   401(k)
  plan.

  When   used  with  the  term  Retirement
  Plan, "Disability Benefit" means money which:

  8.   is payable under a Retirement Plan,
     due to disability as defined in that plan;
     and

  9.   does not reduce the amount of money
     which would have been paid as retirement benefits at the normal retirement age under the plan if the disability had not occurred. (If the payment does cause such a reduction, it will be deemed a Retirement Benefit as defined below.)

  When   used  with  the  term  Retirement
  Plan, "Retirement Benefit" means money which:

  10.   is payable under a Retirement Plan
     either in a lump sum or in the form of
     periodic payments;

  11.  does not represent contributions made
     by you; and

         NOTE:  Payments  which  represent
     your  contributions are deemed to  be
     received     over    your    expected
     remaining  life  regardless  of  when
     such payments are actually received.

060099  3. is payable upon:

     a     .   voluntarily  elected  early
        retirement; or

     b    .  normal retirement.

060100   "Sickness" means illness, disease
  or pregnancy.

H.   Benefits

  1.   Disability Benefit

        When we receive proof that you are
     Disabled,  we  will  pay  a   Monthly
     Benefit   in  accordance   with   the
     SCHEDULE OF BENEFITS.

060113      However,  the  amount  of  the
     Monthly  Benefit when  added  to  any
     compensation  you  may   earn   while
     Disabled, cannot exceed your  Indexed
     Basic  Monthly  Earnings.  When  this
     happens,  your Monthly  Benefit  will
     be  reduced by the amount  in  excess
     of   your   Indexed   Basic   Monthly
     Earnings.

060115      The  Monthly Benefit  will  be
     paid  to you after completion of  the
     Elimination  Period,  shown  in   the
     SCHEDULE  OF  BENEFITS, provided  you
     remain   Disabled   and   proof    of
     continued  Disability  is  submitted,
     at your expense, to us upon request.

060119      The Monthly Benefit will  stop
     on the earliest of:

     a    .  the date that you cease to be
        Disabled;

     b    .  the date of your death;

     c    .  completion of the Maximum Benefit
        Duration shown in the SCHEDULE  OF
        BENEFITS.

060130  2. Waiver of Payments Benefit

        Payments normally required for you
     toward   the   cost  of   LONG   TERM
     DISABILITY   BENEFITS   are    waived
     during  any period of Disability  for
     which a Monthly Benefit is payable.

060111     3. Child Care Expense Benefit

          While    Disabled,   when    you
     participate     in     rehabilitative
     employment approved by us,  you  will
     be    reimbursed   for   Child   Care
     Expense,   as   described   in    the
     Schedule   of  Benefits,   for   each
     eligible  child,  which  is  incurred
     during   the  first  24   months   of
     Monthly Benefit payments.

         An   eligible   child   is   your
     dependent  child  under  age  13  who
     lives with you and is:

     a     .   your child or your spouse's
        child;

     b    .  your legally adopted child; or

     c    .  a child for whom you are legal
        guardian.

        Child  Care Expense is the  amount
     charged  by  a  licensed  child  care
     provider who is not a member of  your
     immediate  family or living  in  your
     residence.

I.   Reduction of Benefits

  The  Monthly  Benefit,  as  reduced   by
  Other  Income  Benefits  shown  in   the
  Table of Other Income Benefits, will be subject to the following:

  1.   Minimum Benefit Amount

        The  amount of the Monthly Benefit
     payable to you will not be less  than
     the Minimum Monthly Benefit shown  in
     the SCHEDULE OF BENEFITS.
!060135
  2.   Cost of Living Freeze
!060137
        The  Monthly Benefit will  not  be
     further   reduced  due  to  cost   of
     living increases:

060139     i. that are payable under Other
        Income Benefits; and

     b     .  that occur after the initial
        reduction for these Other Income Benefits has been determined.

060140  3. Lump Sum Payments

        If  Other Income Benefits are paid
     in  a  lump  sum, the  sum  shall  be
     spread  on a monthly basis  over  the
     period   of   time  stated   in   the
     calculation  of  such  sum.   If   no
     period  of  time is stated,  the  sum
     will  be  spread on a  monthly  basis
     over   your  life  expectancy,  using
     appropriate actuarial tables.

  4.   Estimating Social Security Benefits

     a    .  We reserve the right to reduce
        your Monthly Benefit by estimating Social
        Security benefits.

     b    .  However, for the first 3 months
        of Monthly Benefit Payments, we will not reduce the Monthly Benefit by estimated
        Social Security benefits. And if, prior to the end of this 3 month period:

        i    .     we receive proof that you have
           applied for Social Security benefits; and

        ii   .     you have signed the Agreement
           Concerning Long Term Disability Benefits, explained below;

        then  continued  Monthly  Benefits
     during   the  first  24   months   of
     Monthly Benefit payments will not  be
     reduced  by  an  estimate  of  Social
     Security benefits.

     c    .  The Agreement Concerning Long
        Term Disability Benefits:

        i    .     confirms that you will repay
           all overpayments; and

        ii   .     authorizes us to obtain the
           information on awards directly from the
           Social Security Administration.

     d    .  If you have not received approval
        or final denial of your claim from the
        Social Security Administration by the end of this 24 month period, we will begin reducing your Monthly Benefit by an estimate of Social Security benefits. For purposes of this section, final denial of your claim means that you have received a "Notice of Denial of Benefits" from an Administrative Law Judge.

     e    .  In any case, when you do receive
        approval or final denial of your claim
        from the Social Security Administration:

        i    .     your Monthly Benefit will be
           adjusted; and

        ii   .     you must promptly refund to us
           an amount equal to all overpayments. If
           you do not promptly make such refund to
           us, we may, at our option, reduce or
           offset against any future benefits payable to you.
!060142  conditional end of page
  5.   Table of Other Income Benefits

060145      "Other  Income  Benefits"  are
     those  benefits below which apply  to
     you  and  to  your spouse,  child  or
     children as indicated.

060144     The Other Income Benefits are:

060172     a.  The  amount you receive  or
        for  which you are eligible under:
        (a)   any  Workers'  or  Workmen's
        Compensation       law;        (b)
        occupational disease law; and  (c)
        any  other  act  or  law  of  like
        intent.

     b    .  The amount of disability income
        benefits you receive or for which you are eligible under any Compulsory Benefit act or law.

060146     c. The amount of any disability
        income  benefit for which you  are
        eligible  under:  (a)  any   other
        group   insurance  plan   of   the
        Employer;     and     (b)      any
        governmental retirement system  as
        a  result  of  your job  with  the
        Employer.

060150     d.  The amount of benefits  you
        receive   under   the   Employer's
        Retirement  Plan as  follows:  (a)
        any  disability benefit;  (b)  any
        retirement benefits.

     e     .   The amount of disability or
        retirement benefits under the United
        States Social Security Act or any other
        governmental disability or retirement
        program as follows: (a) disability or
        unreduced retirement benefits for which
        you, your spouse, child or children are
        eligible; or (b) reduced retirement
        benefits received by you, your spouse,
        child or children.

060123E        The  above amounts,  except
     for    retirement    benefits,    are
     benefits  resulting  from  the   same
     disability   for  which   a   Monthly
     Benefit is payable under This Plan.

J.   Recurrent Disability

  1.   If, after a period of Disability for
     which a Monthly Benefit has been paid
     under This Plan, you:

     a     .  resume your regular job on a
        full-time basis; and

     b    .  perform all the material duties
        for less than four consecutive weeks;

        any Recurrent Disability will be a
     part   of   the   same   period    of
     Disability.  Our  liability  for  the
     entire period will be subject to  the
     terms  of  This  Plan for  the  prior
     Disability.

  2.   If, after a period of Disability for
     which a Monthly Benefit has been paid
     under This Plan, you:

     a     .  resume your regular job on a
        full-time basis; and

     b    .  perform all the material duties
        for four consecutive weeks or more;

        any  Recurrent Disability will  be
     treated   as   a   new   period    of
     Disability. You must complete  a  new
     Elimination  Period  before   Monthly
     Benefits are payable.

060155   3.  If  you  become eligible  for
     coverage  under any other group  long
     term    disability    policy,    this
     Recurrent  Disability provision  will
     not apply.

K.   Exclusions/Limitations

  General Exclusions

  This  Plan does not cover any Disability
  which  results  from  or  is  caused  or
  contributed to by:

  1.   war, insurrection, or rebellion;

060153  2. active participation in a riot;
!060157  conditional end of page
  3.   intentionally self-inflicted injuries
     or attempted suicide;

  4.   the commission of a felony.

060158E    Mental Illness Limitation

  While  you are Disabled due to a  Mental
  Illness  and  confined in a hospital  or
  institution,  the Monthly  Benefit  will
  be  payable  up  to the Maximum  Benefit
  Duration   shown  in  the  SCHEDULE   OF
  BENEFITS.

  While  you are Disabled due to a  Mental
  Illness  and not confined in a  hospital
  or   institution,  the  Monthly  Benefit
  will be payable up to the lesser of:

  5.   24 months; or

  6.   the Maximum Benefit Duration shown in
     the SCHEDULE OF BENEFITS.

  In no event will the Monthly Benefit be payable for longer than the Maximum
  Benefit Duration during a period of continuous Disability due to a Mental
  Illness if you are not confined in a hospital or institution.

  If  you  are  confined in a hospital  or
  institution at the end of the  24  month
  period  for  which  payments  have  been
  made,  your  benefit  payment  will  not
  stop.   Your  Benefits will continue  to
  be payable until the earliest of:

     a.The date that confinement ends,  if
     it  has  continued for less  than  14
     days;

     b.Up  to  90  days after  confinement
     ends,  if it has continued for 14  or
     more  days.   You might  be  confined
     again  during these 90 days.  If  you
     are  confined for less than 14  days,
     benefits will be payable through  the
     end  of that confinement.  If you are
     confined   for  14  or   more   days,
     benefits will continue to be  payable
     through that confinement and for  the
     90 days after it.

     c.The  Maximum Benefit Duration shown
     in the SCHEDULE OF BENEFITS.

  No benefits are payable for any time that you are not Disabled.

L.    Continuity of Coverage Upon Transfer
  of Insurance Carriers

  In   order  to  prevent  loss  of   your
  coverage   because  of  a  transfer   of
  insurance   carriers,  This  Plan   will
  provide coverage for you as follows:

        Failure To Be Actively At Work Due
     To Injury Or Sickness

       This Plan will cover you, if you:

     a     .  were covered under the prior
        carrier's plan at the time of transfer;
        and

     b    .  are not Actively at Work due to
        Injury or Sickness;

         provided  the  required   payment
     toward   the   cost  of   LONG   TERM
     DISABILITY  BENEFITS is  made  to  us
     for you.

        The  benefit payable will be  that
     which  would  have been paid  by  the
     prior  carrier had coverage  remained
     in  force, less any benefit for which
     the prior carrier is liable.
!060169 fixed
Form G.23000-6B


!008696


            CLAIM PROCEDURE FOR
       LONG TERM DISABILITY BENEFITS



!002706  fixed
A.When Notice of Claim Must be Given

002707  Written notice of a claim must  be
  given   to  us  during  the  Elimination
  Period.
!008700  fixed
A.Claim Forms

  When  we  receive written  notice  of  a
  claim, we may furnish printed forms  for
  filing proof of the claim. If we do  not
  furnish  printed forms  within  15  days
  after  you  give  us  notice,  you  must
  furnish  your  own  form  of  proof   in
  writing.

  Proof  must  describe  the  event,   the
  nature and the extent of the cause for which a claim is made; it must be satisfactory to us.
!008701  fixed
A.When Proof of Claim Must Be Given
!001582  fixed
  Written proof of a claim must be given to us not later than 90 days following the end of the Elimination Period.
!003630  fixed
A.Late Notice or Proof

  If notice or proof is not given on time, the delay will not cause a claim to be denied or reduced as long as the notice or proof is given as soon as possible.
!008710  fixed
A.Time Limits on Starting Lawsuits

  No lawsuit may be started to obtain benefits until 60 days after proof is given.

900358   No  lawsuit may be  started  more
  than 3 years after the time proof must be given.
!017865
M.   Medical Examinations

  While a claim is pending, we, at our expense, have the right to have you examined by Doctors of our choice when and as often as we reasonably choose.
!002735
N.   Time Limit for Payment of a Claim

002763  If the written proof of a claim:

  a    .  has been made on time; and

  b    .  is satisfactory to us;

  we   will   pay  the  accrued   benefits
  monthly at the end of the period for which they are due.
!021201  fixed

Form G.23000-H3


!017830

            WHEN BENEFITS END




O.    All of your benefits will end on the
  last  day of the calendar month in which
  your employment ends. Your employment ends
  when you cease active work as an Employee.
  However, for the purpose of benefits, the
  Employer  may  deem your  employment  to
  continue   for  certain  absences.   See
  CONDITIONS UNDER WHICH YOUR ACTIVE WORK IS
  DEEMED TO CONTINUE.

P.    If  This  Plan ends in whole  or  in
  part, your benefits which are affected will end.

Q.    Your  Long Term Disability  Benefits
  will  end as set forth in the LONG  TERM
  DISABILITY BENEFITS provisions.
!020950
The  end  of any type of benefits on  your
account  will not affect a claim which  is
incurred  before  those  benefits   ended,
except as noted in both the definition  of
Elimination   Period  and  the   Recurrent
Disability  provision found in  LONG  TERM
DISABILITY BENEFITS.
!007320  fixed

Form G.23000-F


!017900


    CONDITIONS UNDER WHICH YOUR ACTIVE
        WORK IS DEEMED TO CONTINUE




018715If you are not actively at work as an Employee because of a situation set forth below, the Employer may deem you to be in active work as an Employee only for the purpose of continuing your employment and only for the periods specified below in order that certain of your benefits under This Plan may be continued.
!017910  fixed
All such benefits will be subject to prior cessation as set forth in WHEN BENEFITS
END.

In any case, the benefits will end on:

1.the date the Employer notifies us that your benefits are not to be continued;
  or

2.the end of the last period for which the Employer has paid premiums to us for your benefits.

002871Your Sickness or Injury

The period determined in accordance with the Employer's general practice for an Employee in your job class.
!017970 E
Your Leave of Absence
!003113E  E
The Employer may continue your coverage for an approved leave of absence by paying the required premium payments, until the earliest of these events takes place:

a.the date the Employer stops paying the required premium;

b.the date the leave ends;

c.the date the leave has continued one month beyond the end of the month in which the leave began.

If  the  leave of absence is  an  approved
FMLA leave, coverage will continue until the date the leave has continued 4 months beyond the end of the month in which the leave began.

Layoff

If you are temporarily laid off, coverage will terminate on the date your employment terminates. If you return to work within 6 months you will be reinstated as of the date you return to work.

!021075  fixed

Form G.23000-L


!020915

                 NOTICES




This certificate is of value to you. It should be kept in a safe place.
!020925  fixed
As soon as your benefits end, you should consult your Employer to find out what rights, if any, you may have to continue your protection.

900414The  insurance  evidenced  by   this
certificate is not in lieu of and does not affect any requirement for coverage by workers' compensation insurance.

020927If you had coverage under a prior plan of benefits, please consult your Employer to determine if there are any additional provisions which affect your benefits under This Plan.
!020930
Our  Home Office is located at One Madison
Avenue, New York, New York 10010.
!021065  fixed

Form G.23000-E


!060170


      EARLY INTERVENTION PROGRAM FOR
       LONG TERM DISABILITY BENEFITS




060173The Early Intervention Program is  a
disability    management   program    that
involves  the  early identification  of  a
potential  Long Term Disability  Candidate
who   may   benefit  from   rehabilitative
disability management. Its purpose is to enable a Long Term Disability Management
Coordinator to work with the disabled person to complete vocational analyses and to develop disability management schedules during the optimal time for initiating rehabilitation attempts.

R.   Definitions

  "Candidate"  means an  Employee  who  is
  determined  by  us  to  be  a  potential
  claimant   for   Long  Term   Disability
  Benefits and eligible for participation in the Early Intervention Program.

  "Long    Term    Disability   Management
  Coordinator"       (herein        called
  Coordinator) means an individual who is employed by us to coordinate the Early
  Intervention Program.

  "Disability     Management      Benefits
  Schedule"   (herein   called   Schedule)
  means the specific schedule of benefits for rehabilitation services developed by the Coordinator for each Candidate.

  "Early   Intervention  Program"  (herein
  called   Program)  means   the   program
  established  by us wherein  we  identify
  Employees,   during  their   elimination
  period,  who may benefit from a  program
  of   disability   management   with    a
  rehabilitation goal.

S.   How the Program Works

           Early Warning Table

       Amputations       Back Problems
       Burns (severe)    Carpal Tunnel
       Head Injuries    Syndrome
         Spinal   Cord   Chronic Fatigue
     Injuries           Syndrome
          Neurological   Cardiovascular
     Conditions         Conditions
                Severe   Muscle and Joint
     Traumatic          Injuries or
     Injuries              Diseases
          Vision    or   Obesity or Eating
     Hearing Loss       Disorders
        Alcoholism  or   Osteomyelitis
     Substance           Psychiatric
         Abuse          Conditions

     1.Notice

        A  Coordinator must be notified in
     order  for  an  Employee  who  has  a
     disabling  condition  listed  in  the
     Early  Warning Table to be considered
     as  a  potential  Candidate  for  the
     Early Intervention Program.

060176      If  the Employee is determined
     by  the Coordinator to be a potential
     Candidate,    the    Employer    must
     complete the Employer portion of  the
     Notice  Of Claim form and then obtain
     the  Employee's signed  authorization
     before   submitting  the  Notice   Of
     Claim form to us.

060177  2. Evaluation

        After  receipt by us of the Notice
     Of Claim form, the Coordinator will:

     a    .  contact the Employee about the
        Early Intervention Program;

     b    .  obtain sufficient information to
        monitor the benefits for the Employee's
        current diagnosis and projected medical
        treatment, and also obtain vocational
        information; and

     c    .  determine whether the Employee is
        a Candidate for the Early Intervention
        Program.

  2.   Development

        The  Coordinator will develop  for
     each  Candidate a proposed Disability
     Management  Benefits  Schedule   that
     meets  the  guidelines of  our  Early
     Intervention Program.

  3.   Offer

        The proposed Disability Management
     Benefits   Schedule  will   then   be
     offered  to  the  Candidate  and  the
     attending   Doctor.   The   attending
     Doctor  can  recommend the Disability
     Management  Benefits  Schedule,   and
     the   Candidate   can   consent    to
     obtaining  the services contained  in
     the  Schedule.  Under  this  Program,
     all   treatment  decisions  are   the
     responsibility of the  Candidate  and
     attending  Doctor. MetLife  does  not
     engage  in  the practice of  medicine
     and   is  not  responsible  for   the
     quality of services provided and  for
     which  benefits  are  listed  in  the
     Disability    Management     Benefits
     Schedule.

          If   the   proposed   Disability
     Management   Benefits   Schedule   is
     recommended by the attending  Doctor,
     and  the  services contained  in  the
     Schedule  are  consented  to  by  the
     Candidate,  we will pay for  specific
     expenses      for      rehabilitation
     services,  vocational  services,  and
     other   approved   medical   services
     listed in the Schedule and for  which
     benefits  are not payable  under  any
     other  plan that covers the Candidate
     (including,  but not limited  to  the
     Candidate's medical plan,  automobile
     liability  coverage,  no-fault   auto
     insurance, Workers' Compensation,  or
     other  state  or federally  sponsored
     programs).

  4.   Reevaluation

         While   a  Disability  Management
     Benefits  Schedule  is  in  progress,
     the  Coordinator  will  continue   to
     monitor  such  Schedule.  If  it   is
     deemed  appropriate, the Coordinator,
     with   the  recommendation   of   the
     attending Doctor and consent  of  the
     Candidate   for  different  services,
     will modify such Schedule.

We retain the right to terminate the Candidate's participation in the Early
Intervention Program upon notice to the Candidate and the attending Doctor.

You are not required to participate in the
Early Intervention Program in order to  be
eligible    for   Long   Term   Disability
Benefits.


!021245

            ERISA INFORMATION




021250E NAME OF THE PLAN

Northrop Corporation

021255E Leading AdjustmentNAME AND ADDRESS
OF EMPLOYER WHO IS THE PLAN SPONSOR

Northrop Corporation
1800 Century Park East
Los Angeles, California 90067
(213) 553-6262

021330E              EMPLOYER
IDENTIFICATION   NUMBER   AND
PLAN NUMBER

95-1055798                    503

PLAN TYPE

The  Plan  described in this Summary  Plan
Description is a "Welfare Benefit Plan" for purposes of ERISA.

PLAN ADMINISTRATOR

Northrop Corporation
1840 Century Park East
Los Angeles, California 90067

The Plan Administrator has the authority to control and manage the operation and the administration of the Plan.

021340TYPE OF ADMINISTRATION

The  Plan is insured by Metropolitan  Life
Insurance Company.

900426AGENT FOR SERVICE OF LEGAL PROCESS

For   disputes  arising  under  the  Plan,
service of legal process may be made  upon
the   Plan  administrator  at  the   above
address. For disputes arising under  those
portions   of   the   Plan   insured    by
Metropolitan   Life   Insurance   Company,
service of legal process may be made  upon
Metropolitan Life Insurance Company at one
of   its   local  offices,  or  upon   the
supervisory  official  of  the   Insurance
Department in the state in which you reside.
!900433
CONTRIBUTIONS

900439No contribution is required for Long
Term Disability Benefits.
!900452
PLAN YEAR

900454The Plan's fiscal records are kept on a policy year basis beginning each July
1st and ending on the following June 30th.

021351

            CLAIMS INFORMATION



   Procedures for Presenting Claims for
                 Benefits

All   claim  forms  needed  to  file   for
benefits under the group insurance program
can  be  obtained from your  employer  who
will also be ready to answer questions and
to  assist  you  or, if  applicable,  your
beneficiary   in   filing   claims.    The
instructions on the claim form should be followed carefully. This will expedite the processing of the claim. Be sure all questions are answered fully.

021240The  completed claim form should  be
returned to your employer who will certify
that  you  are insured under the Plan  and
will  then  forward  the  claim  form   to
Metropolitan.

009385When the claim has been processed, you or, if applicable, your beneficiary will be notified of the benefits paid. If any benefits have been denied, you or, if applicable, your beneficiary will receive a written explanation.



            Routine Questions

If there is any question about a claim payment, an explanation may be requested from the employer who is usually able to provide the necessary information.

009400

      Requesting a Review of Claims
        Denied In Whole or In Part

In  the  event a claim has been denied  in
whole  or  in part, you or, if applicable,
your  beneficiary can request a review  of
your  claim by Metropolitan. This  request
for   review  should  be  sent  to   Group
Insurance Claims Review at the address  of
Metropolitan's office which processed  the
claim  within  60 days after  you  or,  if
applicable,   your  beneficiary   received
notice  of  denial  of  the  claim.   When
requesting  a  review,  please  state  the
reason   you   or,  if  applicable,   your
beneficiary   believe   the   claim    was
improperly  denied and  submit  any  data,
questions   or   comments   you   or,   if
applicable,    your   beneficiary    deems
appropriate.

Metropolitan  will  re-evaluate  all   the
information and you or, if applicable, your beneficiary will be informed of the decision in a timely manner.

      Discretionary Authority of Plan
               Administrator
        and Other Plan Fiduciaries

In    carrying   out   their    respective
responsibilities under the Plan, the  Plan
administrator  and other Plan  fiduciaries
shall  have  discretionary  authority   to
interpret  the terms of the  Plan  and  to
determine  eligibility for and entitlement
to  Plan  benefits in accordance with  the
terms  of the Plan. Any interpretation  or
determination   made  pursuant   to   such
discretionary  authority  shall  be  given
full  force and effect, unless it  can  be
shown    that   the   interpretation    or
determination     was    arbitrary     and
capricious.
!021125

        STATEMENT OF ERISA RIGHTS


021129The following statement is required by federal law and regulation.

As  a  participant in This Plan,  you  are
entitled to certain rights and protections
under   the  Employee  Retirement   Income
Security   Act  of  1974  (ERISA).   ERISA
provides that all participants shall be entitled to:

Examine,  without  charge,  at  the   Plan
administrator's  office   and   at   other
specified  locations, all Plan  documents,
including  insurance contracts and  copies
of  all  documents filed by the Plan  with
the  U.S.  Department of  Labor,  such  as
detailed    annual   reports   and    Plan
descriptions.

Obtain all copies of all Plan documents and other Plan information upon written request to the Plan administrator. The administrator may make a reasonable charge for the copies.

In  addition, ERISA provides that if there
are  100 or more participants in the Plan,
all such participants shall be entitled to
receive  a summary of the Plan's financial
report.   In   such   event,   the    Plan
administrator  is  required  by   law   to
furnish each participant with a copy of this summary annual report.

In  addition to creating rights  for  Plan
participants,  ERISA imposes  duties  upon
the  people  who are responsible  for  the
operation  of  the employee benefit  plan.
The  people who operate your Plan,  called
"fiduciaries" of the Plan, have a duty  to
do so prudently and in the interest of you
and    other    Plan   participants    and
beneficiaries.

No  one,  including your employer  or  any
other  person, may fire you  or  otherwise
discriminate  against you in  any  way  to
prevent   you  from  obtaining  a  welfare
benefit  or  exercising your rights  under
ERISA. If your claim for a welfare benefit
is  denied in whole or in part,  you  must
receive  a  written  explanation  of   the
reason for denial. You have the right to have the Plan review and reconsider your claim.

021130Under ERISA, there are steps you can
take  to  enforce  the above  rights.  For
instance,  if  you request materials  from
the Plan and do not receive them within 30
days,  you  may  file suit  in  a  federal
court.  In  such  a case,  the  court  may
require  the Plan administrator to provide
the materials and pay you up to $100 a day
until  you  receive the materials,  unless
the  materials  were not sent  because  of
reasons   beyond   the  control   of   the
administrator. If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or federal court.

If it should happen that Plan fiduciaries misuse the Plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a federal court.

The court will decide who should pay court
costs   and   legal  fees.  If   you   are
successful, the court may order the person you have sued to pay these costs and fees.

If  you  lose, the court may order you  to
pay these costs and fees; for example,  if
it  finds your claim is frivolous. If  you
have  any  questions about your Plan,  you
should contact the Plan administrator.  If
you   have   any  questions   about   this
statement  or  about  your  rights   under
ERISA, you should contact the nearest Area
Office   of   the   U.S.  Labor-Management
Services  Administration,  Department of
Labor.

            FUTURE OF THE PLAN

It   is  hoped  that  This  Plan  will  be
continued   indefinitely,   but   Northrop
Corporation reserves the right to change or terminate This Plan in the future. Any such action would be taken only after careful consideration.

900421  The Board of Directors of Northrop
Corporation shall be empowered to amend or terminate This Plan or any benefit under This Plan at any time.
!000001  end of document